SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 14, 2003
                                                        -----------------

                        CollaGenex Pharmaceuticals, Inc.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                       0-28308                   52-1758016
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(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
    of Incorporation)                                       Identification No.)


41 University Drive, Newtown, Pennsylvania                      18940
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(Address of Principal Executive Offices)                      (Zip Code)


                                 (215) 579-7388
                ------------------------------------------------
                         (Registrant's telephone number,
                              including area code)


         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

On February 14, 2003, CollaGenex Pharmaceuticals, Inc., a Delaware corporation (the "Company"), issued a press release announcing that it had served a complaint on West-ward Pharmaceutical Corporation, thereby completing initiation of Federal Civil Action to enforce the Company's patents. The complaint was previously filed in the District Court for the Eastern District of New York. The Company concurrently filed and served a motion for preliminary injunction seeking to prevent West-ward from introducing a 20mg capsule of doxycycline hyclate into the market in the United States. CollaGenex has alleged that West-ward infringes and intends to continue to infringe two patents to which the Company is an exclusive licensee. The Company is taking such action consistent with its policy to vigorously enforce its intellectual property rights. The foregoing statements are qualified in their entirety by the Company's press release, a complete copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          Exhibit No.  Description
          ----------   ------------

             99.1 Press release of CollaGenex Pharmaceuticals, Inc., dated February 14, 2003.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    COLLAGENEX PHARMACEUTICALS, INC.



                                      By: /s/ Nancy C. Broadbent
                                          -------------------------------------
                                          Nancy C. Broadbent
                                          Chief Financial Officer
                                         (Principal Financial Officer)



Date:  February 14, 2003